UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 29, 2020

LOOP INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54786	27-2094706
(State or other jurisdictionof incorporation)	(CommissionFile Number)	(IRS EmployerIdentification No.)

480 Fernand-Poitras
Terrebonne, Quebec, Canada, J6Y 1Y4
(Address of principal executive offices, including zip code)

(450) 951-8555
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	LOOP	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) of the Company was held virtually on June 28, 2020. At the 2020 Annual Meeting, the Company’s shareholders re-elected Andrew Lapham, Laurence Sellyn, and Jay Stubina and elected for the first time Peter Kezios to serve as members of the Board until the 2021 Annual Meeting of Stockholders or until their respective successors have been elected and qualified. On June 26, 2020, Daniel Solomita was elected to the Board upon the affirmative vote of the sole holder of the Company’s Series A Preferred Stock, resulting in a total of five directors. In addition, the Company’s shareholders took the following actions at the 2020 Annual Meeting: (i) the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year ending February 28, 2021 was ratified; and (ii) a proposal for advisory approval of the Company’s 2020 executive compensation (the “Say-on-Pay Vote”) was approved.

The proposals below are described in detail in the Company’s definitive proxy statement dated May 4, 2020. The voting results for each proposal were as follows:

Proposal 1: Election of four directors to hold office until the 2021 Annual Meeting of Stockholders:

	For	Against	Withheld	Broker Non-Votes
Laurence Sellyn	26,196,392	458,247	317,028	4,487,144
Peter Kezios	26,514,348	449,260	8,059	4,487,144
Andrew Lapham	26,514,179	449,329	8,159	4,487,144
Jay Stubina	26,323,201	450,390	198,076	4,487,144

Proposal 2: Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year ending February 28, 2021:

For	Against	Abstain
30,962,181	474,986	21,644

Proposal 3: Advisory vote to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in the proxy statement:

For	Against	Abstain	Broker Non-Votes
26,412,819	526,553	32,295	4,487,144

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOOP INDUSTRIES, INC.

Date: June 30, 2020	By:	/s/ Daniel Solomita
Daniel Solomita
Chief Executive Officer and President